Exhibit 10.6

AMENDMENT NO. 1 TO LOAN AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment No. 1”) is entered into as of June 30, 2017, by and among Wireless Telecom Group, Inc., a New Jersey corporation (“WTG”), BOONTON ELECTRONIC CORPORATION, a New Jersey corporation, (“Boonton”), MICROLAB/FXR, a New Jersey corporation (“Microlab” and, together with WTG and Boonton, each a “Borrower” and collectively, the “Borrowers”) and Bank of America, N.A. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

RECITALS

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of February 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Borrowers and Lender; and

WHEREAS, upon the Borrowers’ request, Lender has agreed, subject to the terms and conditions set forth herein, to amend a certain provision of the Loan Agreement, as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1          Confirmation by Borrowers of Obligations. Borrowers hereby acknowledge, confirm and agree that, as of June 30, 2017, Borrowers are indebted to the Lender for Revolver Loans in the aggregate outstanding principal amount of $1,522,426, the Term Loan in the aggregate outstanding principal amount of $722,000 and Letters of Credit in the aggregate outstanding face amount of $0, together with interest accrued and accruing thereon. The foregoing amounts do not include other fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Loan Agreement. Borrowers do not have any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.

Section 2          Amendment to Loan Agreement.

(a)               The definition of EBITDA appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA: shall mean for any period with respect to Borrowers and their Domestic Subsidiaries on a consolidated basis, the sum of (without duplication): (a) net income (or loss) for such period; plus (b) all interest expense for such period; plus (c) all charges against income for such period for federal, state and local taxes; plus (d) depreciation expenses for such period; plus (e) amortization expenses for such period; plus (f) non-cash foreign exchange translations; plus (g) expenses incurred in connection with the Target Acquisition and the closing of this Agreement, to the extent expensed for the Fiscal Quarter ended March 31, 2017, up to $1,300,000; plus (h) as a one-time accommodation to Borrowers, integration expenses incurred in connection with the Target Acquisition up to $550,000; plus (i) as a one-time accommodation to Borrowers, the expense of writing off Inventory in the amount of up to (i) $550,000 for the Fiscal Quarter ending December 31, 2016, which Inventory has been owned by Borrowers for at least three years, and (y) $1,930,000 for the Fiscal Quarter ending June 30, 2017; provided, that, any income derived from the sale of any Inventory which was the subject of a write off shall not be included in net income for the purposes of this definition; plus (j) any non-cash adjustments (including non-cash purchase accounting adjustments), in each case as required or permitted by the application of GAAP (including purchase method of accounting for acquisitions and consolidations, changes in accounting for the amortization of goodwill and certain other intangibles and write downs of long-lived assets, provided, that, the foregoing clause (j) shall not apply to the write down or impairment of the value of Inventory or Accounts); plus (k) non-cash stock compensation expense; plus (l) merger and acquisition costs incurred in connection with the Target Acquisition; plus (m) documented non-recurring expenses and non-cash restructuring costs, provided, that, net income will be reduced in the amount of such costs as they are paid in cash (collectively, “Non-Recurring Expenses”), provided further, that, the aggregate amount under clause (m) hereof shall not exceed the lesser of (x) $1,500,000 and (y) 10% of EBITDA (calculated before giving effect to the addbacks under clause (m) hereof) in the aggregate for any four consecutive Fiscal Quarter period. Notwithstanding the foregoing proviso, as a one-time accommodation to Borrowers, the foregoing limitation shall not apply to the first $200,000 of non-cash restructuring costs ultimately paid in cash.”

(b)              Section 7.1(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(i)       all Investment Property, except, that, Lender’s Lien upon any Borrowers’ Equity Interests in a Foreign Subsidiary shall be limited to 66 1/3% of such Equity Interests in such Foreign Subsidiary;”

Section 3          Representations and Warranties. Borrowers hereby represent and warrant to Lender as follows:

(a)               Authorization.

(i)                 Each Borrower has the power and authority to execute, deliver and perform this Amendment and to obtain the extensions and increases of credit under the Loan Agreement as amended by this Amendment No. 1 (the “Amended Loan Agreement”).

(ii)               No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained

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by Borrowers in connection with this Amendment No. 1, except consents, authorizations, filings, acts and notices which have been obtained, taken or made and are in full force and effect.

(iii)            This Amendment No. 1 has been duly executed and delivered by Borrowers. This Amendment No. 1 and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)              Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Amendment No. 1 with the same full force and effect as if each of such representations and warranties had been made by or on behalf of Borrowers on the date hereof (other than such representations and warranties that relate solely to a prior point in time, and other than as expressly waived pursuant to this Amendment No. 1).

(c)               Binding Effect; Loan Document. This Amendment No. 1 and the other Loan Documents have been duly executed and delivered to Lender by Borrowers and are in full force and effect, as modified hereby. This Amendment No. 1 shall constitute a Loan Document.

(d)              No Conflict, Etc. The execution, delivery and performance of this Amendment No. 1 by Borrowers will not violate or cause a default under any Loan Document, Applicable Law or material contract of Borrowers and will not result in or require the creation or imposition of any Lien on any of its properties or revenues, other than permitted liens set forth in Section 10.2.2 of the Loan Agreement.

(e)               No Default or Event of Default. Except as expressly waived herein, (i) no Default or Event of Default existed immediately prior to the execution of this Amendment No. 1 and (ii) no Default or Event of Default will exist immediately after the execution of this Amendment No. 1.

(f)               Additional Events of Default. Any misrepresentation by Borrowers, or any failure of any Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, this Amendment No. 1 or in any other document, instrument or agreement at any time executed and/or delivered by any Borrower with, to or in favor of Lender, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, shall constitute an Event of Default hereunder, under the Loan Agreement and under the other Loan Documents.

Section 4          Conditions to Effectiveness of This Amendment.

The effectiveness of the terms and provisions of this Amendment No. 1 shall be subject to the receipt by Lender of this Amendment No. 1 duly authorized, executed and delivered by Borrowers.

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Section 5           Provisions of General Application.

(a)               Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed as of the Effective Date. To the extent of any conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. Any Loan Document amended hereby shall be read and construed with this Amendment No. 1 as one agreement.

(b)              Costs and Expenses. Borrowers absolutely and unconditionally agree to pay to Lender, on demand by Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Amendment No. 1 are consummated: all reasonable fees and disbursements of counsel to Lender in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1 and any agreements or certificates delivered in connection herewith, and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Lender or its directors, officers, employees or Lenders as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment No. 1 and any agreements prepared, negotiated, executed or delivered in connection herewith.

(c)               No Third Party Beneficiaries. The terms and provisions of this Amendment No. 1 shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment No. 1.

(d)              Further Assurances. Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 1.

(e)               Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(f)               Merger. This Amendment No. 1 sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment No. 1 cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

(g)               Survival of Representations and Warranties. All representations and warranties made in this Amendment No. 1 or any other document furnished in connection with this Amendment No. 1 shall survive the execution and delivery of this Amendment No. 1.

(h)              Severability. Any provision of this Amendment No. 1 held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment No. 1.

(i)                Reviewed by Attorneys. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Amendment No. 1 and the consequences of the execution and delivery of this Amendment No. 1, (b) has been afforded an opportunity to have this

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Amendment No. 1 reviewed by, and to discuss this Amendment No. 1 and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment No. 1 and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment No. 1 nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment No. 1 and the other documents executed pursuant hereto or in connection herewith.

(j)                Governing Law; Consent to Jurisdiction and Venue.

(i)                THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(ii)              EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK COUNTY, NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.3 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Lender to bring proceedings against any Borrower in any other court located in a jurisdiction where the Borrower or its assets are physically located, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment No. 1 shall be deemed to preclude enforcement by Lender of any judgment or order obtained in any forum or jurisdiction.

(k)              Waivers. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY HERETO; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING LENDER MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS;

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(F) ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Borrower acknowledges that the foregoing waivers are a material inducement to Lender entering into this Amendment No. 1 and that Lender is relying upon the foregoing in its dealings with such Borrower. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment No. 1 may be filed as a written consent to a trial by the court.

(l)                Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall constitute but one and the same Waiver. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 1 electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment No. 1.

[Signature pages to follow]

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IN WITNESS WHEREOF, this Amendment No. 1 has been executed by the parties hereto as of the date first written above.

Borrowers

WIRELESS TELECOM GROUP, INC.

By:	/s/Michael Kandell
Name: Michael Kandell
Title: Chief Financial Officer
Address:
25 Eastmans Road
Parsippany, NJ 07054
Attn:
Telecopy:

BOONTON ELECTRONIC CORPORATION

By:	/s/Michael Kandell
Name: Michael Kandell
Title: Chief Financial Officer
Address:
25 Eastmans Road
Parsippany, NJ 07054
Attn:
Telecopy:

MICROLAB/FXR

By:	/s/Michael Kandell
Name: Michael Kandell
Title: Chief Financial Officer
Address:
25 Eastmans Road
Parsippany, NJ 07054
Attn:
Telecopy:

Signature Page to Amendment No. 1 to Loan Agreement

Lender

BANK OF AMERICA, N.A., as Lender

By:	/s/Steve Blumberg
Name: Steve Blumberg
Title: Senior Vice President

Signature Page to Amendment No. 1 to Loan Agreement